UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

Rapid7, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Summer Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 247-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 18, 2015, Rapid7, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2015. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

In connection with the announcement of the Company’s financial results for the second quarter ended June 30, 2015, the Company is furnishing as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K presentations that the Company may use from time to time. These presentations will also be posted on the investor relations section of the Company’s website.

The information included in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Second Quarter 2015 Financial Results Press Release, dated August 18, 2015.

99.2	Company Presentation, dated August 18, 2015.

99.3	Second Quarter 2015 Financial Results Presentation, dated August 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: August 18, 2015
	By:	/s/ Steven Gatoff
Steven Gatoff
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Second Quarter 2015 Financial Results Press Release, dated August 18, 2015.

99.2	Company Presentation, dated August 18, 2015.

99.3	Second Quarter 2015 Financial Results Presentation, dated August 18, 2015.